EXHIBIT C

                       FIRST AMENDMENT TO RIGHTS AGREEMENT


     THIS FIRST AMENDMENT to the Amended and Restated Rights Agreement (the "Rights Agreement") dated as of January 28, 1994, between AST Research, Inc. (the "Company") and American Stock Transfer and Trust Company, as successor Rights Agent ("American Stock Transfer") is dated as of this day of March 1, 1995.

     WHEREAS, the Company and American Stock Transfer are parties to the Rights Agreement, pursuant to which American Stock Transfer acts as successor Rights Agent; and

     WHEREAS, the Company and Samsung Electronics Company, Ltd., a corporation organized under the laws of the Republic of Korea (the "Purchaser"), have entered into that certain Stock Purchase Agreement dated as of February 27, 1995 (the "Stock Purchase Agreement"), and as a result thereof the Purchaser will be a significant stockholder of the Company; and

     WHEREAS, it is in the best interests of the holders of the Common Stock of the Company that the Rights Agreement be amended as set forth herein; and

     WHEREAS, Section 27 of the Rights Agreement provides that prior to the Distribution Date (as defined in the Rights Agreement), the Company and the Rights Agent shall, if the Company so directs and upon the delivery of a certifi cate from an appropriate officer of the Company which states that the proposed amendment is in compliance with Section 27, amend any provision of the Rights Agreement without the approval of holders of Common Stock;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties agree to amend the Rights Agreement as follows:

          1.   The first sentence of the definition of "Acquiring Person" in
Section 1(a) of the Rights Agreement which currently reads:

          "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, (ii) any person who is the Beneficial Owner of 15% or more of the shares of Common Stock on the date hereof, or (iii) any person who shall become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock solely as a result of an acquisition by the Company of shares of Common Stock until such time thereafter as such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock."

shall be amended to read in its entirety as follows:

          "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, (ii) any Person who is the Beneficial Owner of 15% or more of the shares of Common Stock on January 28, 1994, (iii) any Person who shall become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock solely as a result of an acquisition by the Company of shares of Common Stock until such time thereafter as such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock or (iv) the Purchaser, together with its Affiliates and Associates, from and after the commencement of the Offer (as defined in the Stock Purchase Agreement) but only until the earlier to occur of (a) the termination of the Stock Purchase Agreement in accordance with its terms without the purchase by the Purchaser of any shares of Common Stock pursuant thereto, (b) the Purchaser, its Affiliates or Associates collectively ceasing to be, for a period of at 25 consecutive calendar days follow ing the Closing (as defined in the Stock Purchase Agreement), of more than 15.0% of the shares of Common Stock then outstanding or (c) the Purchaser, its Affiliates and Associates collectively becoming the Beneficial Owners of any shares of Common Stock in violation of the terms of the Stockholder Agreement attached as Exhibit G to the Stock Purchase Agreement."


          2. Clause (ii) of Section 3(a) of the Rights Agreement which currently reads:

          "(ii) the close of business on the tenth day (or such later date as may be determined by action of a majority of Continuing Directors then in office) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any em ployee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule l4d-2(a) of the General Rules and Regulation under the Exchange Act, if upon consum mation thereof, such Person would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding . . ."

shal1 be amended to read:

          "(ii) the close of business on the tenth day (or such later date as may be determined by action of a majority of Continuing Directors then in office) after the date that a tender or exchange offer by any Person (other than the Purchaser, its Affiliates or Associates (so long as none of the Purchaser, its Affiliates or Associates is an Ac quiring Person), the Company, any Subsidiary of the Company, any em ployee benefit plan of the Company or of any Subsidiary of the Compa ny, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan)) is first pub lished or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consum mation thereof, such Person would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding . . ."

          3. Clause (ii)(B) of Section 11(a) of the Rights Agreement which currently reads:

          "any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall at any time after the Record Date, become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, other than pursuant to any transaction set forth in Section 13(a) hereof, or"

shall be amended to read:

          "any Person (other than the Purchaser, its Affiliates or Associates (so long as none of the Purchaser, its Affiliates or Associates is an Acquiring Person), the Company, any Subsidiary of the Company, any em ployee benefit plan of the Company or of any Subsidiary of the Compa ny, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan)), alone or together with its Affiliates and Associates, shall at any time after the Record Date, become the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, other than pursuant to any transaction set forth in Section 13(a) hereof, or"

          4. The first line of text of clause (ii)(C) of Section 11(a) of the Rights Agreement which currently reads:

          "during such time as there is an Acquiring person, there"

shall be amended to read:

          "during such time as there is an Acquiring Person, there"

          5. Except as set forth herein, the Rights Agreement shall remain in full force and effect.

          6. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed entirely within such State.

          7. This Amendment may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original, with all such counterparts together constituting one and the same instrument.



          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Attest:                               AST RESEARCH, INC.
By: Randall G. Wick                   By: Dennis R. Leibel
Title: Assistant General              Title: Vice President,
       Counsel & Assistant                   Legal and Treasury
       Secretary                             Operations and
                                             Secretary

Attest:                               AMERICAN STOCK TRANSFER & TRUST
By: Susan Silber                       By: Herbert J. Lemmer
Title: Assistant Secretary             Title: Vice President